UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2009

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Item 5.03.         Amendments to Articles of Incorporation or Bylaws.

On September 24, 2009, the Board of Directors (the "Board") of Bioanalytical Systems, Inc., an Indiana corporation (the "Company"), amended the Company's Second Amended and Restated Bylaws (the "Bylaws").  The Board had previously elected to "opt out" of a provision of Indiana Code 23-1-33-6, which mandates that all public companies incorporated in Indiana have staggered boards.  At its September 24th meeting, the Board rescinded the election to "opt out," thereby causing the Company to be subject to the mandatory staggered board requirement.  In addition, the Board also amended the Bylaws to confirm that the removal of a member of the Board requires the affirmative vote of a majority of the outstanding shares at a meeting held for that purpose.

A copy of Amendment No. 6 to the Company's Second Amended and Restated Bylaws is attached as Exhibit 3.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(a)        Not applicable.

(b)        Not applicable.

(c)        Not applicable.

(d)        Exhibits:

3.01      Amendment No. 6 to Second Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioanalytical Systems, Inc.

Date: September 30, 2009	By:	/s/ Michael R. Cox
Michael R. Cox
Vice President, Finance and Administration, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

3.01	Amendment No. 6 to Second Amended and Restated Bylaws.